Exhibit 99.1

Fox Factory Holding Corp. Announces Definitive Agreement to Acquire SCA Performance Holdings, Inc., a Leading Specialty Vehicle Manufacturer for Light Duty Trucks and SUVs

Accretive, Strategic Transaction Expands FOX’s Leadership Position in Aftermarket Vehicle Performance Packages

Expects Fourth Quarter and Full Fiscal Year 2019 Outlook to be Slightly Above Previous Range

Management to Host Conference Call and Webcast Today at 5:00 p.m. ET

Braselton, Georgia (February 12, 2020) – Fox Factory Holding Corp. (NASDAQ: FOXF) (“FOX” or “the Company”) announced today that its subsidiary, Fox Factory, Inc., has signed a definitive agreement to acquire 100% of the issued and outstanding capital stock of SCA Performance Holdings, Inc. (“SCA”) from Southern Rocky Holdings, LLC, a portfolio company of Kinderhook Industries. The $328 million transaction, exclusive of vehicle inventory, will be financed through an expanded and syndicated credit facility led by Bank of America. The Company also agreed to an additional $13 million of contingent, performance-based retention incentives for key SCA management payable over the next two years. The transaction is expected to close late in the first quarter of fiscal 2020, subject to customary closing conditions, and to be accretive to FOX’s fiscal 2020 financial results.
SCA is a leading OEM authorized specialty vehicle manufacturer (“SVM”) for light duty trucks and SUVs with headquarters in Trussville, Alabama. They operate under three industry-leading, aftermarket brands: SCA Performance, Rocky Ridge Trucks, and Rocky Mountain Truckworks. This acquisition is complementary to FOX’s Tuscany business, expanding its North American, geographic manufacturing footprint and broadening its product offering in a growing segment of the automotive industry. The combination of Tuscany and SCA as part of FOX’s branded portfolio of premium products provides the Company with a leading market position. Additionally, this acquisition creates an opportunity to add FOX products, including lift kits and suspension components, to SCA’s vehicles.
“We are excited to announce the acquisition of SCA, and believe it presents a substantial opportunity for FOX to further expand its performance-defining aftermarket solutions and continue to drive growth in our Powered Vehicles Group,” stated Mike Dennison, FOX's Chief Executive Officer. “We look forward to further accelerating our already significant presence in the growing specialty vehicle manufacturing market. We welcome the experienced SCA leadership team and believe they will play an integral part in our Company’s growth going forward.”
“The entire SCA management team is thrilled to join FOX. We have tremendous admiration and respect for the FOX brand, leadership, and culture of providing customers with performance-defining products,” stated Michael McSweeney, SCA’s Chief Executive Officer. “As part of FOX we expect to build upon the success of both companies to further expand our market position and product offerings.”
Compelling Strategic and Financial Transaction Benefits:
•Bolsters FOX’s Leadership Position in an Attractive Market: The addition of SCA and its brands will broaden and diversify FOX’s range of aftermarket vehicle offerings, creating a unique opportunity to meaningfully increase FOX’s addressable market.
•Significant Growth Potential: SCA’s broad and growing network of dealers and OEM relationships provides an opportunity for additional growth for SCA and FOX’s Tuscany business line in addition to expanding the addressable market.
•Compelling Financial Benefits: The transaction is anticipated to close late in the first quarter of fiscal 2020 and be accretive to FOX’s fiscal 2020 results. For the 9 month period post acquisition, FOX expects SCA’s contribution to the Company’s fiscal 2020 results to be in the range of $83 million to $89 million of sales, $22 million to $24 million of Adjusted EBITDA, and $0.15 to $0.17 of non-GAAP adjusted earnings per diluted share, net of additional interest and integration related expenses. Beyond 2020, FOX expects to generate additional accretive synergies in excess of $3 million annually from the transaction and for SCA’s long-term growth rate to be relatively consistent with the Company’s Powered Vehicles Group’s long term growth rate of low double digits.

•Experienced Leadership Team with Strong Track Record: SCA brings a proven executive team, with deep industry experience and a track record of strong growth and operating results to complement FOX’s Powered Vehicles Group’s leadership team.
•Reflects FOX’s Commitment to Strategic Investments: This transaction is another example of FOX’s disciplined, accretive M&A strategy to diversify revenue streams, broaden the product platform, and drive growth and profitability. FOX’s past value-enhancing acquisitions include Ridetech, Tuscany Motor Company, Race Face/Easton Cycling, and Sport Truck USA.
Financing
The transaction will be financed with an expanded, syndicated credit facility led by Bank of America. The committed facility, together with cash on hand, is sufficient to fund the purchase price. The credit facility is expected to be completed upon closing of this transaction.
Fiscal 2019 Guidance Update
For the fourth quarter and full fiscal year 2019 the Company now expects financial results to be slightly above its financial outlook previously provided on October 30, 2019. The Company expects to report fourth quarter and full fiscal year 2019 financial results along with the Company’s first quarter and fiscal 2020 guidance on March 3, 2020.
Advisors
Jefferies LLC acted as the financial advisor and Squire Patton Boggs LLP acted as legal advisor to FOX.
Conference Call & Presentation Webcast
The Company will hold an investor conference call with a supplemental presentation today at 5:00 p.m. Eastern Time. The conference call dial-in number for North America listeners is (877) 425-9470, and international listeners may dial (201) 389-0878; the conference ID is 13698689. Live audio of the conference call will be simultaneously webcast in the Investor Relations section of the Company's website at http://www.ridefox.com. The webcast of the teleconference and supplemental presentation will be archived and available on the Company’s website.
About Fox Factory Holding Corp. (NASDAQ: FOXF)
Fox Factory Holding Corp. designs and manufactures performance-defining products primarily for bicycles, on-road and off-road vehicles and trucks, side-by-side vehicles, all-terrain vehicles, snowmobiles, specialty vehicles and applications, and motorcycles. The Company is a direct supplier to leading powered vehicle original equipment manufacturers ("OEMs"). Additionally, the Company supplies top bicycle OEMs and their contract manufacturers and provides aftermarket products to retailers and distributors.
FOX is a registered trademark of Fox Factory, Inc. NASDAQ Global Select Market is a registered trademark of The NASDAQ OMX Group, Inc. All rights reserved.

Cautionary Note Regarding Forward-Looking Statements
Certain statements in this press release including earnings guidance may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends that all such statements be subject to the “safe-harbor” provisions contained in those sections. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “might,” “will,” “would,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “likely,” “potential” or “continue” or other similar terms or expressions and such forward-looking statements include, but are not limited to, statements about the Company’s continued growing demand for its products; the Company’s execution on its strategy to improve operating efficiencies; the Company’s optimism about its operating results and future growth prospects; the Company’s expected future sales and future non-GAAP adjusted earnings per diluted share; and any other statements in this press release that are not of a historical nature. Many important factors may cause the Company’s actual results, events or circumstances to differ materially from those discussed in any such forward-looking statements, including but not limited to: the Company’s ability to complete any acquisition and/or incorporate any acquired assets into its business; the Company’s ability to improve operating and supply chain efficiencies; the Company’s ability to enforce its intellectual property rights; the Company’s future financial performance, including its sales, cost of sales, gross profit or gross margin, operating expenses, ability to generate positive cash flow and ability to maintain profitability; the Company’s ability to adapt its business model to mitigate the impact of certain changes in tax laws including those enacted in the U.S. in December 2017; changes in the relative proportion of profit earned in the numerous jurisdictions in which the Company does business and in tax legislation, case law and other authoritative guidance in those jurisdictions; factors which impact the calculation of the weighted average number of diluted shares of common stock outstanding, including the market price of the Company’s common stock, grants of equity-based awards and the vesting schedules of equity-based awards; the Company’s ability to develop new and innovative products in its current end-markets and to leverage its technologies and brand to expand into new categories and end-markets; the Company’s ability to increase its aftermarket penetration; the Company’s exposure to exchange rate fluctuations; the loss of key customers; strategic transformation costs; the outcome of pending litigation; the possibility that the Company may not be able to accelerate its international growth; the Company’s ability to maintain its premium brand image and high-performance products; the Company’s ability to maintain relationships with the professional athletes and race teams that it sponsors; the possibility that the Company may not be able to selectively add additional dealers and distributors in certain geographic markets; the overall growth of the markets in which the Company competes; the Company’s expectations regarding consumer preferences and its ability to respond to changes in consumer preferences; changes in demand for high-end suspension and ride dynamics products; the Company’s loss of key personnel, management and skilled engineers; the Company’s ability to successfully identify, evaluate and manage potential acquisitions and to benefit from such acquisitions; product recalls and product liability claims; future economic or market conditions; and the other risks and uncertainties described in “Risk Factors” contained in its Annual Report on Form 10-K or Quarterly Reports on Form 10-Q or otherwise described in the Company’s other filings with the Securities and Exchange Commission. New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company’s expectations, objectives or plans will be achieved in the timeframe anticipated or at all. Investors are cautioned not to place undue reliance on the Company’s forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Non-GAAP Financial Measures
Within this press release, FOX includes certain forward-looking non-GAAP financial measures including Adjusted EBITDA and non-GAAP adjusted earnings per diluted share. These forward-looking non-GAAP financial measures reflect management’s current expectations and beliefs regarding the potential benefits of the proposed transaction. FOX is not able to reconcile forward-looking non-GAAP measures to meaningful comparative GAAP financial measures without unreasonable efforts because it is not possible to predict with a reasonable degree of certainty the actual impact or exact timing of items that may impact comparability. These non-GAAP measures should be considered in addition to, not as a substitute for, or superior to, net earnings or other measures of financial performance prepared in accordance with GAAP as more fully discussed in FOX’s financial statements and filings with the SEC.

CONTACT:
ICR
Katie Turner
646-277-1228
Katie.Turner@icrinc.com